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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R
                                  LEGACY PLUS
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                       SUPPLEMENT DATED DECEMBER 9, 1998
                                      TO
                      PROSPECTUS DATED SEPTEMBER 1, 1998

        Effective December 9, 1998, American General Life Insurance Company ("AGL") is amending the distribution of the Legacy Plus policies described on page 23 of the prospectus. The purpose for amending the prospectus is to include the range of compensation for the broker-dealers who may offer the policies and to delete the arrangement with Independent Advantage Financial and Insurance Services, Inc. ("IAF"), since IAF is no longer an affiliate of AGL and this arrangement is no longer in place.

                            CHANGES WITH RESPECT TO
                         DISTRIBUTION OF THE POLICIES

        ON PAGE 23 OF THE PROSPECTUS, THE ENTIRE SECTION UNDER "DISTRIBUTION OF THE POLICIES" IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

DISTRIBUTION OF THE POLICIES

        American General Securities Incorporated ("AGSI") is the principal underwriter of the Policies. AGSI is a wholly-owned subsidiary of AGL, a wholly-owned subsidiary of American General Corporation ("American General"), and its principal office is 2727 Allen Parkway, Houston, Texas 77019. AGSI was organized as a Texas corporation on March 8, 1983 and is a registered broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AGSI is also the principal underwriter for AGL's Separate Accounts A and D, and Separate Account E of American General Life Insurance Company of New York, which is a wholly-owned subsidiary of AGL. These separate accounts are registered investment companies.

        We and AGSI have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

        We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. AGSI also has its own registered representatives who will sell the Policies, and we will pay compensation to AGSI for these sales. The compensation payable to broker-dealers or banks for the sales of the Policies may vary with the sales agreement, but is generally not expected to exceed, for the Policies, 2.5% of the Policy's accumulation value (reduced by any outstanding loan) in Policy
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year 1, 1.0% annually of the Policy's accumulation value (reduced by any outstanding loan) in Policy years 2 through 10, 0.50% annually of the Policy's accumulation value (reduced by any outstanding loan) in Policy years 11 through 20 and 0.25% annually of the Policy's accumulation value (reduced by any outstanding loan) thereafter.

        The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

        We pay a comparable amount of compensation to the broker-dealers or banks with respect to any increase in the specified amount of coverage that you request. In addition, we may pay the broker-dealers or banks expense allowances, bonuses, wholesaler fees and training allowances.

        We pay the compensation directly to AGSI or any other selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described on pages 6 and 7 of the prospectus. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.



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